UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2018

XYLEM INC.
(Exact name of registrant as specified in its charter)

Indiana	001-35229	45-2080495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 International Drive Rye Brook, New York	10573
(Address of principal executive offices)	(Zip Code)
(914) 323-5700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.¨

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 9, 2018, Xylem Inc. (the "Company") held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”). There were 157,571,318 shares of the Company’s common stock represented at the Annual Meeting in person or by proxy, constituting 87.57% of the Company’s outstanding common stock on March 13, 2018, the record date.
The final voting results for each item voted on at the Annual Meeting are set forth below:

1.	Proposal One: Election of Ten Directors. The following nominees were elected to serve as directors of the Company for a one-year term:

NOMINEE	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Jeanne Beliveau-Dunn	144,743,448	435,460	145,422	12,246,988
Curtis J. Crawford, Ph.D.	143,116,527	2,053,747	154,056	12,246,988
Patrick K. Decker	144,645,629	513,765	164,936	12,246,988
Robert F. Friel	122,814,925	19,104,731	3,404,674	12,246,988
Victoria D. Harker	141,410,808	2,121,032	1,792,490	12,246,988
Sten E. Jakobsson	143,244,594	1,904,755	174,981	12,246,988
Steven R. Loranger	144,004,769	1,159,530	160,031	12,246,988
Surya N. Mohapatra, Ph.D.	144,502,786	667,584	153,960	12,246,988
Jerome A. Peribere	144,518,487	651,855	153,988	12,246,988
Markos I. Tambakeras	143,159,859	1,980,345	184,126	12,246,988

2.
Proposal Two: Ratification of Appointment of the Independent Registered Public Accounting Firm. Shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2018:

FOR	AGAINST	ABSTENTIONS
155,564,718	1,467,888	538,712

3.
Proposal Three: Advisory Vote on Named Executive Compensation. Shareholders approved a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers as described in the Company’s 2018 proxy statement.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
134,987,000	8,279,320	2,058,010	12,246,988

4.	Proposal Four: Advisory Vote on the Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation. The majority of shareholders voted in favor of a frequency of "1 Year."

1 YEAR	2 YEARS	3 YEARS	ABSTENTIONS
142,198,850	245,413	2,463,551	416,516

The Board of Directors considered the results of the advisory vote and at a meeting held on May 10, 2018 decided that, consistent with the Board's recommendation in the proxy statement for the Annual Meeting, the Company will continue to solicit an advisory shareholder vote on executive compensation annually until the next required advisory vote on the frequency of future advisory votes on executive compensation.

5.
Proposal Five: Shareholder Proposal - Special Shareholder Meeting Improvement.  The shareholder proposal did not obtain approval because it did not receive the affirmative vote of a majority of the outstanding shares entitled to vote on the proposal:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
62,304,431	82,630,496	389,403	12,246,988

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYLEM INC.

Date: May 15, 2018	By:	/s/ Claudia S. Toussaint
Claudia S. Toussaint
Senior Vice President, General Counsel & Corporate Secretary